Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BioAmber Inc. (the “Company”) for the period ended March 31, 2017, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), Fabrice Orecchioni, as Acting Chief Executive Officer of BioAmber Inc. (the “Company”), and Raymond J. Land, Interim Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2017	By:	/s/ Fabrice Orecchioni
Fabrice Orecchioni President, Chief Operations Officer and Acting Chief Executive Officer (Principal Executive Officer)

Date: May 10, 2017	By:	/s/ Raymond J. Land
Raymond J. Land Interim Chief Financial Officer (Principal Financial and Accounting Officer)